UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 6, 2006


                                BIONUTRICS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                   0-22011                     86-0760991
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(State or other jurisdiction of   (Commission                  (IRS Employer
        incorporation)            File Number)               Identification No.)


2575 East Camelback Road, Ste. 450, Phoenix, AZ                    85016
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    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    OTHER EVENTS

         On March 6, 2006, the Registrant announced that it intends to change its name to Synovics Pharmaceuticals, Inc. The Registrant filed its Preliminary Information Statement with the Securities and Exchange Commission (the "SEC") on February 3, 2006. The Registrant received no comments from the SEC during the requisite ten day waiting period. On March 2, 2006, the Registrant filed the Definitive Information Statement with the SEC and a mailing of the Definitive Information Statement is anticipated to be sent to each of the Registrant's stockholders on or around March 7, 2006. See Registrant's press release attached hereto as Exhibit 99.1.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits

                99.1    Press Release, dated March 6, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: March 6, 2006

                                          BIONUTRICS, INC.

                                          By:  /s/ Ronald H. Lane
                                               -------------------------------
                                               Name:  Ronald H. Lane, PhD.
                                               Title: President